UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Semi-annual report for the six months ended April 30, 2016

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–13.74%	–0.86%	3.93%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.04% for Class A shares as of the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

The first half of New World Fund’s fiscal year was a volatile period for developing-country stock markets and currencies. Slower economic growth in China, lower prices for a number of commodities, and a stronger U.S. dollar weighed on investor sentiment. Although several markets rallied in recent months, the unmanaged MSCI EM (Emerging Markets) Index edged lower by 0.13% during the six months through April 30, 2016. Over the same period, the value of an investment in the

Results at a glance

For periods ended April 30, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	–0.60%	–9.30%	–0.23%	4.18%	7.29%
MSCI ACWI (All Country World Index)	–0.94	–5.66	4.69	3.89	3.75
MSCI World Index	–1.05	–4.17	5.96	4.13	3.70
MSCI EM (Emerging Markets) Index	–0.13	–17.87	–4.61	2.36	6.72
J.P. Morgan Emerging Markets Bond Index Global	5.56	4.30	6.08	7.32	9.64

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World Index and MSCI EM (Emerging Markets) Index, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World Index results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2016 (by domicile)

Developed-country equities	46.0%
The Americas
United States	13.7%
Canada	.2
Asia
Japan	4.4
Hong Kong	4.3
South Korea	1.6
Taiwan	1.3
Australia	.7
Singapore	.1
Europe
United Kingdom	6.0
France	3.8
Switzerland	2.2
Denmark	2.0
Germany	1.5
Netherlands	1.1
Spain	.9
Sweden	.7
Finland	.3
Italy	.3
Austria	.2
Portugal	.2
Africa/Middle East
Israel	.5

Developing-country equities	36.1%
The Americas
Brazil	3.6%
Mexico	1.7
Argentina	.1
Republic of Colombia	.1
Asia
China	10.5
India	9.0
Philippines	2.2
Thailand	1.4
Indonesia	1.0
Europe
Russian Federation	1.2
Turkey	.8
Greece	.5
Slovenia	.1
Africa/Middle East
South Africa	3.3
United Arab Emirates	.4
Qatar	.2

Developed-country bonds	.3%
The Americas
United States	.1%
Europe
Spain	.1
United Kingdom	.1

Developing-country bonds	6.3%
The Americas
Mexico	.8%
Argentina	.7
Brazil	.5
Dominican Republic	.3
Republic of Colombia	.3
Jamaica	.1
Peru	.1
Asia
India	.4
Indonesia	.2
Pakistan	.2
Kazakhstan	.1
Europe
Russian Federation	.8
Turkey	.4
Hungary	.2
Croatia	.1
Greece	.1
Slovenia	.1
Africa/Middle East
Kenya	.2
Morocco	.2
South Africa	.2
Ghana	.1
Nigeria	.1
Zambia	.1

Short-term securities & other assets less liabilities	11.3%

Total	100.0%

2	New World Fund

fund decreased 0.60%, assuming reinvestment of the 30 cents per share dividend that was paid in December 2015. A capital gain distribution was not paid during the period.

The fund’s results for the six months outpaced its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which declined 0.94%. Compared to the benchmark, the portfolio’s higher exposure to stocks in Brazil contributed to the fund’s return, and investments in information technology companies were also a positive factor. The fund’s primary objective is long-term appreciation. As can be seen in the table on page 1, the fund’s results over 10 years and its lifetime materially surpass those of the MSCI ACWI.

New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

Investor sentiment waxed and waned during the six-month period as the market weighed the direction of global growth, oil prices and monetary policies of central banks around the globe. From November 2015 through January 2016, prolonged weakness in oil prices, as well as doubts regarding China’s economy, left investors jittery about global equities. However, in recent months investor fears seemed to subside. Developing-country stocks gained momentum, helped by a broad rise in commodity prices, a weaker U.S. dollar and central bank support for additional stimulus in Europe, Japan and China. The expectation that the U.S. Federal Reserve would raise interest rates at a gradual pace was an additional boost.

In China, stocks were volatile, ending down 9.4% for the six-month period ended April 30, 2016. In January, worries about the health of China’s economy and a potential devaluation of the country’s currency intensified. Investors also questioned the willingness of government leaders to tackle key reforms including reforming or closing debt-laden, state-owned enterprises. Chinese authorities implemented several stimulus measures in a bid to calm anxious investors, including easing restrictions on property purchases, freeing up bank lending through changes to reserve requirements and funding new infrastructure projects.

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Stocks in India shed 4.4% as investor confidence faded in the ability of Prime Minister Narendra Modi to pass key economic reforms, including a national sales tax. Concerns also grew about the strength of corporate profits going forward. Other factors weighing on sentiment included a higher level of nonperforming loans at banks and heightened scrutiny of the country’s generic drug makers by U.S. regulators.

Still, there were bright spots within developing markets. In Brazil, for example, the market appeared buoyed by the prospect that President Dilma Rousseff would be impeached. Markets don’t like political uncertainty, so the Senate’s ability to move against Rousseff has improved the outlook for action on the political and economic front. Strengthening prices for a number of commodities, including oil and iron-ore, also supported returns. Brazilian stocks surged 30.4%, recording one of the strongest returns during the six-month period. The real strengthened 11.4% against the U.S. dollar. Russian stocks also posted solid returns, gaining 12.6%, as prices for Brent crude oil rebounded above $40 a barrel. Indonesia was another developing market that fared well as the government rolled out a series of stimulus measures and business-friendly reforms. Indonesian stocks returned 14.7%.

Developing-country bonds

Many developing-country currencies appreciated against the U.S. dollar in the last few months of the period, with local currency bonds often outpacing U.S.-dollar-denominated bonds. Bond investments helped the fund’s overall results, with Brazil a notable contributor. As of April 30, 2016, the fund was invested in bonds from 23 developing countries. The fund actively manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

Several Brazilian companies were contributors to the portfolio. Hypermarcas, a manufacturer of pharmaceutical, health and beauty products, gained 94.4% over the period as it divested two of its personal care units to both sharpen its focus on its pharmaceuticals business and pay down debt. It sold its beauty business to Coty for close to $1 billion in cash in November, and its contraceptive brands business to Reckitt Benckiser for $170 million in January.

BM&FBovespa, which operates Brazil’s equities and derivatives exchange, gained 68.9% over the six months ended April 30, 2016. The exchange benefited from fresh enthusiasm for Brazilian assets in the anticipation that the current government will lose power. Bovespa also sought to expand its business by increasing its offer to buy Cetip SA, Brazil’s biggest fixed-income clearing house.

Another contributor, AAC Technologies, a maker of acoustic electronic components used in smartphones such as speakers and microphones, saw shares rise 9.7%

4	New World Fund

over the period. The Hong Kong-based company has benefited from a diversifying customer base in China and solid growth in profit and revenue. Baidu, one of the fund’s larger Chinese holdings, saw shares advance 3.6%. The Chinese internet giant continued to demonstrate growth in its core online search business over the past six months.

Philippines-based International Container Terminal Services, an operator of ports in over 20 countries worldwide, was among the largest detractors during the period. Its shares fell 21.3%. The company scaled back its expansion plans and reduced its outlook for capital spending due to the slowdown in China’s economy and subsequent decrease in global trade.

Health care investments also detracted from the fund’s six-month returns. One of the largest detractors was U.S.-based Alexion Pharmaceuticals, a biotechnology company that focuses on developing treatments for rare diseases. Its shares declined 20.9% as the sector suffered from broad concerns about restrictions on drug pricing. That said, health care companies remain of interest to our portfolio managers, notably those businesses that stand to benefit as living standards in the developing world rise and health care becomes regarded as a necessity and not a luxury.

ICICI Bank, India’s largest private-sector bank, was also a significant detractor. Its shares declined 18.2%. Along with other Indian banks, ICICI Bank has been grappling with an increase in non-performing loans, partly due to India’s central bank, which has been urging lenders to increase provisions. ICICI Bank’s portfolio of borrowers includes several large iron and steel companies, which have been hurt by weaker commodity prices. Nevertheless, managers believe that Indian banks have solid growth prospects given their orientation toward retail loans and an economy that is growing at a faster pace than many others in the developing world.

As of April 30, 2016, developing-country equities and bonds accounted for 42.4% of the fund’s net assets. The portion of net assets invested in developed-country equities was 46.0%. Holdings in cash and cash-like securities amounted to 11.3%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ active decisions to hold cash and from their buying and selling of stocks and bonds.

Looking forward

The last few years have been volatile for emerging markets, with commodity-related economies facing acute challenges due to the slowdown in China. Countries less dependent on China have fared better. Positive structural reforms are gaining traction in some developing countries such as India and Indonesia,

New World Fund	5

and hopes of political change are helping to foster more positive sentiment in countries whose economies have struggled, including Brazil and Argentina.

Against this uneven backdrop, our investment focus remains centered on individual companies as the “developing country” category includes a truly diverse set of nations, markets and companies. With our team of investment professionals located in offices around the world, we believe that our deep, company-by-company research helps us identify those firms that should thrive over the long term.

Currently, portfolio managers are focused on opportunities within the information technology sector, ranging from internet-related businesses to electronic component manufacturers that seem well-positioned to benefit from demand for smartphones and internet services in the developing world. Another area where managers see attractive opportunities is banks domiciled in the emerging markets, notably privately-run institutions in India and Brazil. Also in the financial services sector, insurance firms catering to the fast-growing Asian market, particularly China, are of interest.

Finally, we’d like to introduce a new addition to the fund’s roster of portfolio managers. Jonathan Knowles has 24 years of investment experience (all with Capital Group). During his career at Capital, he has primarily focused on the pharmaceuticals and chemicals industries. He also has specialized in finding opportunities in the small-cap market. Jonathan is based in Singapore, where he recently moved. We’d also like to thank Carl Kawaja for his 17 years of service to New World Fund as he transitions out of the fund to focus on his other investment responsibilities. Carl was one of the original portfolio managers of the fund.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace
Vice Chairman and President

June 13, 2016

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio April 30, 2016	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	13.81%
China	10.45
India	9.43
Euro zone*	9.23
United Kingdom	6.08
Japan	4.44
Hong Kong	4.30
Brazil	4.09
South Africa	3.48
Other countries	23.35
Short-term securities & other assets less liabilities	11.34
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 81.58%	Shares	Value (000)
Information technology 14.73%
Baidu, Inc., Class A (ADR)[1]	1,438,154	$279,433
Alphabet Inc., Class C1	240,791	166,871
Alphabet Inc., Class A1	131,850	93,334
Tencent Holdings Ltd.[2]	12,218,000	247,932
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	46,158,000	211,496
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	33,026
Alibaba Group Holding Ltd. (ADR)[1]	3,030,900	233,197
Murata Manufacturing Co., Ltd.[2]	1,497,500	193,649
AAC Technologies Holdings Inc.[2]	27,756,689	192,771
Broadcom Ltd.	1,021,596	148,898
Samsung Electronics Co., Ltd.[2]	110,590	120,255
Samsung Electronics Co., Ltd., non-voting preferred[2]	23,300	21,276
MasterCard Inc., Class A	1,359,000	131,809
Tech Mahindra Ltd.[2]	17,650,936	128,955

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Visa Inc., Class A	1,535,000	$118,563
Other securities		1,064,470
		3,385,935

Financials 12.43%
HDFC Bank Ltd.[2]	17,131,629	349,758
HDFC Bank Ltd. (ADR)	1,266,000	79,593
AIA Group Ltd.[2]	58,474,600	349,841
Kotak Mahindra Bank Ltd.[2]	19,663,565	212,010
Prudential PLC[2]	8,661,755	171,351
ICICI Bank Ltd.[2]	41,582,310	146,999
ICICI Bank Ltd. (ADR)	3,375,000	23,794
Other securities		1,523,897
		2,857,243

Consumer discretionary 11.30%
Naspers Ltd., Class N2	2,424,881	334,336
Ctrip.com International, Ltd. (ADR)[1]	4,344,300	189,455
Ryohin Keikaku Co., Ltd.[2]	739,000	164,536
Domino’s Pizza, Inc.	1,163,000	140,583
Other securities		1,767,858
		2,596,768

Health care 9.72%
Novo Nordisk A/S, Class B2	6,403,930	357,862
Hikma Pharmaceuticals PLC[2]	8,311,828	268,226
China Biologic Products, Inc.[1,3]	2,010,900	235,275
Novartis AG2	2,324,100	177,460
Novartis AG (ADR)	300,000	22,791
Alexion Pharmaceuticals, Inc.[1]	1,227,904	171,023
Other securities		999,739
		2,232,376

Consumer staples 8.73%
Hypermarcas SA, ordinary nominative	20,131,500	177,594
Nestlé SA2	2,304,417	171,575
Pernod Ricard SA2	1,251,737	135,209
Coca-Cola Co.	2,723,000	121,990
British American Tobacco PLC[2]	1,836,000	112,045
Other securities		1,287,689
		2,006,102

Industrials 6.20%
International Container Terminal Services, Inc.[1,2,3]	107,622,000	148,854
ASSA ABLOY AB, Class B2	5,514,987	115,569
Other securities		1,159,568
		1,423,991

Materials 4.82%
Other securities		1,107,850

8	New World Fund

	Shares	Value (000)
Energy 3.56%
Reliance Industries Ltd.[2]	12,494,606	$184,549
Noble Energy, Inc.	3,228,000	116,563
Other securities		517,388
		818,500

Telecommunication services 2.64%
MTN Group Ltd.[2]	12,563,531	132,538
SoftBank Group Corp.[2]	2,443,365	128,519
China Mobile Ltd.[2]	11,018,000	125,323
Other securities		219,066
		605,446

Utilities 2.63%
China Resources Gas Group Ltd.[2]	49,099,800	138,708
Power Grid Corp. of India Ltd.[2]	58,804,350	126,897
ENN Energy Holdings Ltd.[2]	23,610,000	114,966
Other securities		224,754
		605,325

Miscellaneous 4.82%
Other common stocks in initial period of acquisition		1,107,332

Total common stocks (cost: $16,171,811,000)		18,746,868

Preferred securities 0.00%
Consumer discretionary 0.00%
Other securities		997

Total preferred securities (cost: $519,000)		997

Rights & warrants 0.49%
Other 0.45%
Other securities		103,296

Miscellaneous 0.04%
Other rights & warrants in initial period of acquisition		8,297

Total rights & warrants (cost: $147,629,000)		111,593

Convertible bonds 0.13%	Principal amount (000)
Miscellaneous 0.13%
Other convertible bonds in initial period of acquisition		29,088

Total convertible bonds (cost: $26,846,000)		29,088

Bonds, notes & other debt instruments 6.46%
Bonds & notes of governments & government agencies outside the U.S. 5.01%
Other securities		1,152,284

New World Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 1.38%
Myriad International Holdings 6.00% 2020	$12,175	$13,328
Other securities		303,071
		316,399

U.S. Treasury bonds & notes 0.07%
Other securities		16,996

Total bonds, notes & other debt instruments (cost: $1,483,326,000)		1,485,679

Short-term securities 11.26%
Bank of Nova Scotia 0.49%–0.98% due 5/12/2016–12/19/2016[4]	73,195	73,044
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.42% due 5/10/2016	48,100	48,096
Federal Home Loan Bank 0.30%–0.40% due 5/13/2016–6/8/2016	334,500	334,442
Liberty Street Funding Corp. 0.50%–0.62% due 5/17/2016–6/13/2016[4]	119,500	119,467
Mitsubishi UFJ Trust and Banking Corp. 0.70% due 5/4/2016[4]	80,700	80,698
Mizuho Bank, Ltd. 0.60% due 5/18/2016–7/14/2016[4]	197,800	197,663
Nordea Bank AB 0.61% due 6/1/2016–6/2/2016[4]	211,700	211,616
Old Line Funding, LLC 0.74% due 9/12/2016[4]	20,000	19,946
Québec (Province of) 0.41% due 5/24/2016[4]	135,900	135,865
Rabobank Nederland NV 0.63%–0.64% due 5/3/2016–5/9/2016	166,200	166,191
Royal Bank of Canada 0.71% due 6/13/2016	100,000	99,957
Sumitomo Mitsui Banking Corp. 0.46%–0.60% due 6/7/2016–7/13/2016[4]	132,700	132,587
Thunder Bay Funding, LLC 0.61% due 5/20/2016[4]	50,000	49,987
Total Capital Canada Ltd. 0.42%–0.60% due 6/21/2016–7/21/2016[4]	152,000	151,837
Victory Receivables Corp. 0.48% due 5/19/2016[4]	70,000	69,983
Other securities		696,715

Total short-term securities (cost: $2,587,838,000)		2,588,094
Total investment securities 99.92% (cost: $20,417,969,000)		22,962,319
Other assets less liabilities 0.08%		18,431

Net assets 100.00%		$22,980,750

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $1,236,000, which represented less than .01% of the net assets of the fund.

10	New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $253,067,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 4/30/2016 (000)
Sales:
British pounds	6/3/2016	JPMorgan Chase	$9,058	£6,294	$ (140)
British pounds	6/14/2016	Citibank	$18,728	£13,135	(467)
British pounds	7/7/2016	Citibank	$7,234	£4,945	7
Colombian pesos	5/10/2016	Bank of America, N.A.	$7,043	COP21,932,300	(643)
Euros	5/16/2016	Bank of America, N.A.	$27,631	€24,181	(72)
Euros	5/19/2016	HSBC Bank	$2,963	€2,625	(44)
Euros	6/13/2016	HSBC Bank	$5,243	€4,600	(31)
Euros	6/15/2016	HSBC Bank	$4,042	€3,575	(57)
Euros	6/15/2016	HSBC Bank	$4,060	€3,591	(58)
Indian rupees	5/12/2016	JPMorgan Chase	$31,343	INR2,100,000	(236)
Japanese yen	6/8/2016	UBS AG	$37,707	¥4,128,000	(1,131)
Japanese yen	6/14/2016	Citibank	$8,899	¥966,000	(192)
Japanese yen	6/20/2016	Bank of America, N.A.	$6,053	¥660,000	(160)
Mexican pesos	5/9/2016	Barclays Bank PLC	$12,834	MXN227,100	(353)
South African rand	5/9/2016	UBS AG	$7,523	ZAR114,500	(503)
South African rand	5/19/2016	JPMorgan Chase	$8,846	ZAR130,000	(247)
Thai baht	5/9/2016	JPMorgan Chase	$5,619	THB200,260	(113)
Turkish lira	5/17/2016	Citibank	$7,384	TRY21,100	(120)
Turkish lira	6/15/2016	Bank of America, N.A.	$5,930	TRY17,150	(118)
Turkish lira	6/28/2016	JPMorgan Chase	$3,953	TRY11,450	(69)
					$(4,747)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 4/30/2016 (000)
China Biologic Products, Inc.[1]	584,238	1,426,662	—	2,010,900	$—	$235,275
International Container Terminal Services, Inc.[1,2]	107,622,000	—	—	107,622,000	—	148,854
Indus Gas Ltd.[1,2]	10,429,272	—	—	10,429,272	—	25,525
Gulf Keystone Petroleum Ltd.[1,2]	39,594,850	—	—	39,594,850	—	2,933

‘New World Fund	11

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 4/30/2016 (000)
Gulf Keystone Petroleum Ltd.[1,2,4]	14,287,125	—	—	14,287,125	$—	$1,059
Meyer Burger Technology AG1,2,5	5,800,000	—	2,234,392	3,565,608	—	—
					$—	$413,646

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $13,020,598,000, which represented 56.66% of the net assets of the fund. This amount includes $12,423,132,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,268,903,000, which represented 9.87% of the net assets of the fund.
[5]	Unaffiliated issuer at 4/30/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts
£ = British pounds
COP = Colombian pesos
€ = Euros
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
THB = Thai baht
TRY = Turkish lira
ZAR = South African rand

See Notes to Financial Statements

12	New World Fund

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,908,899)	$22,548,673
Affiliated issuers (cost: $509,070)	413,646	$22,962,319
Cash denominated in currencies other than U.S. dollars (cost: $15,690)		15,695
Cash		2,656
Unrealized appreciation on open forward currency contracts		7
Receivables for:
Sales of investments	66,570
Sales of fund’s shares	37,074
Closed forward currency contracts	54
Dividends and interest	69,986
Other	3,027	176,711
		23,157,388
Liabilities:
Unrealized depreciation on open forward currency contracts		4,754
Payables for:
Purchases of investments	106,541
Repurchases of fund’s shares	22,254
Closed forward currency contracts	572
Investment advisory services	10,311
Services provided by related parties	5,923
Directors’ deferred compensation	2,128
Other	24,155	171,884
Net assets at April 30, 2016		$22,980,750

Net assets consist of:
Capital paid in on shares of capital stock		$20,918,157
Distributions in excess of net investment income		(47,930)
Accumulated net realized loss		(409,992)
Net unrealized appreciation		2,520,515
Net assets at April 30, 2016		$22,980,750

See Notes to Financial Statements

New World Fund	13

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (454,186 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$10,975,901	216,246		$50.76
Class B	30,090	601		50.05
Class C	785,909	16,043		48.99
Class F-1	1,152,894	22,871		50.41
Class F-2	5,313,592	104,825		50.69
Class 529-A	691,010	13,726		50.34
Class 529-B	4,285	87		49.47
Class 529-C	145,148	2,960		49.04
Class 529-E	32,746	655		49.98
Class 529-F-1	41,882	832		50.34
Class R-1	28,171	573		49.15
Class R-2	304,222	6,190		49.15
Class R-2E	2,533	50		50.46
Class R-3	479,305	9,574		50.06
Class R-4	466,379	9,230		50.53
Class R-5E	10	—	*	50.57
Class R-5	436,715	8,580		50.90
Class R-6	2,089,958	41,143		50.80

*Amount less than one thousand.

See Notes to Financial Statements

14	New World Fund

Statement of operations		unaudited
for the six months ended April 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $9,290)	$134,196
Interest (net of non-U.S. taxes of $279)	53,918	$188,114

Fees and expenses*:
Investment advisory services	60,106
Distribution services	22,355
Transfer agent services	19,781
Administrative services	3,274
Reports to shareholders	957
Registration statement and prospectus	1,001
Directors’ compensation	252
Auditing and legal	402
Custodian	2,927
State and local taxes	1
Other	624	111,680
Net investment income		76,434

Net realized loss and unrealized appreciation:

Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $465; also includes $10,356 net loss from affiliates)	(244,033)
Forward currency contracts	(2,742)
Currency transactions	1,402	(245,373)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $21,907)	57,977
Forward currency contracts	(5,950)
Currency translations	1,273	53,300
Net realized loss and unrealized appreciation		(192,073)

Net decrease in net assets resulting from operations		$(115,639)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New World Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2016*	Year ended October 31, 2015
Operations:
Net investment income	$76,434	$213,686
Net realized loss	(245,373)	(221,861)
Net unrealized appreciation (depreciation)	53,300	(2,030,480)
Net decrease in net assets resulting from operations	(115,639)	(2,038,655)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(148,052)	(203,058)
Distributions from net realized gain on investments	—	(1,079,221)
Total dividends and distributions paid to shareholders	(148,052)	(1,282,279)

Net capital share transactions	756,199	1,525,762

Total increase (decrease) in net assets	492,508	(1,795,172)

Net assets:
Beginning of period	22,488,242	24,283,414
End of period (including distributions in excess of and undistributed net investment income: $(47,930) and $23,688, respectively)	$22,980,750	$22,488,242

*Unaudited.

See Notes to Financial Statements

16	New World Fund

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different

New World Fund	17

arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

18	New World Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most

New World Fund	19

appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

20	New World Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$1,791,997	$1,593,938	$—	$3,385,935
Financials	597,970	2,259,207	66	2,857,243
Consumer discretionary	737,581	1,859,187	—	2,596,768
Health care	921,266	1,311,110	—	2,232,376
Consumer staples	643,391	1,362,711	—	2,006,102
Industrials	224,459	1,199,532	—	1,423,991
Materials	299,177	807,789	884	1,107,850
Energy	381,664	436,836	—	818,500
Telecommunication services	25,417	580,029	—	605,446
Utilities	—	605,325	—	605,325
Miscellaneous	214,941	861,256	31,135	1,107,332
Preferred securities	997	—	—	997
Rights & warrants	—	103,594	7,999	111,593
Convertible bonds	—	29,088	—	29,088
Bonds, notes & other debt instruments	—	1,485,679	—	1,485,679
Short-term securities	—	2,588,094	—	2,588,094
Total	$5,838,860	$17,083,375	$40,084	$22,962,319

New World Fund	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$7	$—	$7
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,754)	—	(4,754)
Total	$—	$(4,747)	$—	$(4,747)

*	Securities with a value of $12,423,132,000, which represented 54.06% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact

22	New World Fund

revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit

New World Fund	23

quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

24	New World Fund

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2016 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$7	Unrealized depreciation on open forward currency contracts	$4,754
Forward currency	Currency	Receivables for closed forward currency contracts	54	Payables for closed forward currency contracts	572
			$61		$5,326

		Net realized loss		Net unrealized depreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(2,742)	Net unrealized depreciation on forward currency contracts	$(5,950)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

New World Fund	25

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2016 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$61	$(61)	$—	$—	$—
Total	$61	$(61)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$1,215	$—	$—	$—	$1,215
Barclays Bank PLC	353	—	(280)	—	73
Citibank	1,128	(61)	(360)	—	707
HSBC Bank	191	—	—	—	191
JPMorgan Chase	804	—	(564)	—	240
UBS AG	1,635	—	—	—	1,635
Total	$5,326	$(61)	$(1,204)	$—	$4,061

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains

26	New World Fund

realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$139,208
Capital loss carryforward*	148,537

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$4,111,126
Gross unrealized depreciation on investment securities	(1,688,349)
Net unrealized appreciation on investment securities	2,422,777
Cost of investment securities	20,539,542

New World Fund	27

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2016					Year ended October 31, 2015
									Total
				Total					dividends and
	Ordinary		Long-term	dividends		Ordinary		Long-term	distributions
Share class	income		capital gains	paid		income		capital gains	paid
Class A	$66,241		$—	$66,241		$108,207		$581,444	$689,651
Class B	—		—	—		—		5,070	5,070
Class C	—	*	—	—	*	371		47,424	47,795
Class F-1	10,188		—	10,188		12,848		79,861	92,709
Class F-2	39,988		—	39,988		41,553		161,776	203,329
Class 529-A	3,683		—	3,683		6,136		35,390	41,526
Class 529-B	—		—	—		—		598	598
Class 529-C	—		—	—		—	*	7,959	7,959
Class 529-E	101		—	101		208		1,702	1,910
Class 529-F-1	318		—	318		482		2,180	2,662
Class R-1	—		—	—		30		1,638	1,668
Class R-2	—	*	—	—	*	330		16,567	16,897
Class R-2E	1		—	1		3		10	13
Class R-3	1,535		—	1,535		2,875		22,451	25,326
Class R-4	2,880		—	2,880		4,237		21,020	25,257
Class R-5E†	—	*	—	—	*
Class R-5	4,057		—	4,057		4,698		17,952	22,650
Class R-6	19,060		—	19,060		21,080		76,179	97,259
Total	$148,052		$—	$148,052		$203,058		$1,079,221	$1,282,279

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.485% on such assets in excess of $27 billion. For the six months ended April 30, 2016, the investment advisory services fee was $60,106,000, which was equivalent to an annualized rate of 0.554% of average daily net assets.

28	New World Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

New World Fund	29

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended April 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$12,029	$12,960		$536		Not applicable
Class B	208	58		Not applicable		Not applicable
Class C	3,918	964		197		Not applicable
Class F-1	1,825	975		365		Not applicable
Class F-2	Not applicable	2,421		1,085		Not applicable
Class 529-A	679	690		167		$297
Class 529-B	26	7		1		2
Class 529-C	694	155		35		63
Class 529-E	79	19		8		14
Class 529-F-1	—	42		10		18
Class R-1	138	26		7		Not applicable
Class R-2	1,093	647		74		Not applicable
Class R-2E	4	1		—	*	Not applicable
Class R-3	1,121	443		112		Not applicable
Class R-4	541	240		108		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	106		103		Not applicable
Class R-6	Not applicable	27		466		Not applicable
Total class-specific expenses	$22,355	$19,781		$3,274		$394

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of

30	New World Fund

$252,000 in the fund’s statement of operations reflects $144,000 in current fees (either paid in cash or deferred) and a net increase of $108,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments						Net (decrease)
	Sales[1]			of dividends				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended April 30, 2016

Class A	$544,801	11,139		$64,925		1,289		$(1,013,836)	(20,699)	$(404,110)	(8,271)
Class B	195	4		—		—		(24,501)	(512)	(24,306)	(508)
Class C	58,568	1,237		—	[2]	—	[2]	(122,721)	(2,605)	(64,153)	(1,368)
Class F-1	286,523	5,909		10,108		202		(714,188)	(14,478)	(417,557)	(8,367)
Class F-2	2,069,348	41,791		37,947		755		(768,254)	(15,665)	1,339,041	26,881
Class 529-A	36,748	757		3,683		73		(49,231)	(1,017)	(8,800)	(187)
Class 529-B	46	1		—		—		(2,723)	(57)	(2,677)	(56)
Class 529-C	8,329	177		—		—		(12,306)	(261)	(3,977)	(84)
Class 529-E	1,855	38		101		2		(2,229)	(46)	(273)	(6)
Class 529-F-1	4,133	85		317		6		(5,781)	(118)	(1,331)	(27)
Class R-1	3,948	83		—		—		(5,537)	(117)	(1,589)	(34)
Class R-2	42,858	907		—	[2]	—		(48,467)	(1,021)	(5,609)	(114)
Class R-2E	2,329	47		1		—	[2]	(53)	(1)	2,277	46
Class R-3	82,868	1,721		1,531		31		(67,197)	(1,392)	17,202	360
Class R-4	90,652	1,863		2,879		57		(78,844)	(1,600)	14,687	320
Class R-5E3	10	—	[2]	—		—		—	—	10	— [2]
Class R-5	65,186	1,343		4,056		81		(47,308)	(965)	21,934	459
Class R-6	376,288	7,669		19,053		379		(99,911)	(2,039)	295,430	6,009
Total net increase (decrease)	$3,674,685	74,771		$144,601		2,875		$(3,063,087)	(62,593)	$756,199	15,053

New World Fund	31

			Reinvestments of
			dividends and					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$1,129,301	20,731	$678,871	12,600		$(1,718,521)	(31,783)	$89,651	1,548
Class B	1,119	21	5,040	94		(58,347)	(1,081)	(52,188)	(966)
Class C	133,864	2,541	47,376	906		(228,426)	(4,355)	(47,186)	(908)
Class F-1	412,719	7,664	92,127	1,722		(461,083)	(8,599)	43,763	787
Class F-2	1,534,709	28,746	195,151	3,629		(831,232)	(15,510)	898,628	16,865
Class 529-A	83,596	1,546	41,507	777		(102,143)	(1,897)	22,960	426
Class 529-B	185	4	597	11		(6,277)	(118)	(5,495)	(103)
Class 529-C	19,505	369	7,954	151		(27,825)	(528)	(366)	(8)
Class 529-E	4,181	78	1,909	36		(5,460)	(101)	630	13
Class 529-F-1	8,641	159	2,663	50		(9,561)	(177)	1,743	32
Class R-1	10,119	191	1,667	32		(13,612)	(257)	(1,826)	(34)
Class R-2	85,697	1,628	16,867	322		(105,281)	(1,998)	(2,717)	(48)
Class R-2E	209	4	12	—	[2]	(46)	(1)	175	3
Class R-3	166,344	3,104	25,309	476		(151,760)	(2,841)	39,893	739
Class R-4	165,635	3,057	25,197	470		(139,012)	(2,584)	51,820	943
Class R-5	128,893	2,386	22,624	419		(82,826)	(1,522)	68,691	1,283
Class R-6	662,606	12,166	96,877	1,799		(341,897)	(6,410)	417,586	7,555
Total net increase (decrease)	$4,547,323	84,395	$1,261,748	23,494		$(4,283,309)	(79,762)	$1,525,762	28,127

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

32	New World Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,254,484,000 and $3,325,422,000, respectively, during the six months ended April 30, 2016.

New World Fund	33

Financial highlights

		(Loss) income from investment operations[1]
	Net asset	Net	Net (losses) gains
	value,	investment	on securities	Total from
	beginning	income	(both realized	investment
	of period	(loss)[2]	and unrealized)	operations
Class A:
Six months ended 4/30/2016[4,5]	$51.37	$.16	$(.47)	$(.31)
Year ended 10/31/2015	59.28	.49	(5.28)	(4.79)
Year ended 10/31/2014	59.37	.76	.33	1.09
Year ended 10/31/2013	52.44	.66	6.98	7.64
Year ended 10/31/2012	49.61	.73	2.86	3.59
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)
Class B:
Six months ended 4/30/2016[4,5]	50.55	(.06)	(.44)	(.50)
Year ended 10/31/2015	58.30	.04	(5.16)	(5.12)
Year ended 10/31/2014	58.31	.30	.32	.62
Year ended 10/31/2013	51.45	.23	6.87	7.10
Year ended 10/31/2012	48.55	.33	2.84	3.17
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)
Class C:
Six months ended 4/30/2016[4,5]	49.48	(.04)	(.45)	(.49)
Year ended 10/31/2015	57.18	.04	(5.09)	(5.05)
Year ended 10/31/2014	57.34	.27	.32	.59
Year ended 10/31/2013	50.67	.21	6.75	6.96
Year ended 10/31/2012	47.91	.32	2.78	3.10
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)
Class F-1:
Six months ended 4/30/2016[4,5]	51.03	.16	(.46)	(.30)
Year ended 10/31/2015	58.83	.49	(5.24)	(4.75)
Year ended 10/31/2014	58.96	.79	.29	1.08
Year ended 10/31/2013	52.09	.67	6.93	7.60
Year ended 10/31/2012	49.28	.75	2.83	3.58
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)
Class F-2:
Six months ended 4/30/2016[4,5]	51.39	.24	(.47)	(.23)
Year ended 10/31/2015	59.34	.64	(5.28)	(4.64)
Year ended 10/31/2014	59.46	.90	.34	1.24
Year ended 10/31/2013	52.53	.85	6.97	7.82
Year ended 10/31/2012	49.71	.88	2.85	3.73
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)
Class 529-A:
Six months ended 4/30/2016[4,5]	50.93	.14	(.46)	(.32)
Year ended 10/31/2015	58.81	.44	(5.23)	(4.79)
Year ended 10/31/2014	58.92	.71	.33	1.04
Year ended 10/31/2013	52.06	.62	6.93	7.55
Year ended 10/31/2012	49.29	.70	2.83	3.53
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)

34	New World Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)	net assets		net assets[2]

$(.30)	$—	$(.30)	$50.76	(.60)%[6]	$10,976	1.08%[7]		.64%[7]
(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532	1.04		.89
(.57)	(.61)	(1.18)	59.28	1.86	13,217	1.03		1.28
(.71)	—	(.71)	59.37	14.71	13,221	1.06		1.20
(.76)	—	(.76)	52.44	7.43	11,755	1.07		1.47
(.78)	—	(.78)	49.61	(7.80)	11,945	1.02		1.33

—	—	—	50.05	(.99)[6]	30	1.87	[7]	(.25)[7]
—	(2.63)	(2.63)	50.55	(8.99)	56	1.80		.07
(.02)	(.61)	(.63)	58.30	1.07	121	1.79		.51
(.24)	—	(.24)	58.31	13.85	192	1.83		.43
(.27)	—	(.27)	51.45	6.61	237	1.84		.68
(.36)	—	(.36)	48.55	(8.51)	304	1.80		.54

—	—	—	48.99	(1.01)[6]	786	1.90	[7]	(.19)[7]
(.02)	(2.63)	(2.65)	49.48	(9.04)	862	1.84		.08
(.14)	(.61)	(.75)	57.18	1.04	1,047	1.84		.47
(.29)	—	(.29)	57.34	13.80	1,052	1.87		.39
(.34)	—	(.34)	50.67	6.57	938	1.87		.66
(.44)	—	(.44)	47.91	(8.51)	1,007	1.79		.56

(.32)	—	(.32)	50.41	(.58)[6]	1,153	1.04	[7]	.65	[7]
(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594	1.02		.91
(.60)	(.61)	(1.21)	58.83	1.87	1,791	1.02		1.34
(.73)	—	(.73)	58.96	14.75	2,802	1.03		1.21
(.77)	—	(.77)	52.09	7.47	2,052	1.03		1.51
(.80)	—	(.80)	49.28	(7.78)	1,816	1.02		1.34

(.47)	—	(.47)	50.69	(.44)[6]	5,314	.77	[7]	1.00	[7]
(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006	.76		1.18
(.75)	(.61)	(1.36)	59.34	2.12	3,624	.75		1.51
(.89)	—	(.89)	59.46	15.06	1,673	.76		1.52
(.91)	—	(.91)	52.53	7.77	1,106	.77		1.77
(.92)	—	(.92)	49.71	(7.54)	923	.76		1.61

(.27)	—	(.27)	50.34	(.63)[6]	691	1.15	[7]	.57	[7]
(.46)	(2.63)	(3.09)	50.93	(8.38)	709	1.11		.82
(.54)	(.61)	(1.15)	58.81	1.79	793	1.10		1.21
(.69)	—	(.69)	58.92	14.65	776	1.12		1.14
(.76)	—	(.76)	52.06	7.36	664	1.13		1.42
(.77)	—	(.77)	49.29	(7.81)	602	1.06		1.30

See page 40 for footnotes.

New World Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset	Net	Net (losses) gains
	value,	investment	on securities	Total from
	beginning	income	(both realized	investment
	of period	(loss)[2]	and unrealized)	operations
Class 529-B:
Six months ended 4/30/2016[4,5]	$50.00	$(.08)	$(.45)	$(.53)
Year ended 10/31/2015	57.75	(.01)	(5.11)	(5.12)
Year ended 10/31/2014	57.81	.23	.32	.55
Year ended 10/31/2013	51.01	.18	6.80	6.98
Year ended 10/31/2012	48.17	.28	2.82	3.10
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)
Class 529-C:
Six months ended 4/30/2016[4,5]	49.55	(.05)	(.46)	(.51)
Year ended 10/31/2015	57.25	.01	(5.08)	(5.07)
Year ended 10/31/2014	57.42	.24	.31	.55
Year ended 10/31/2013	50.77	.18	6.76	6.94
Year ended 10/31/2012	48.05	.29	2.79	3.08
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)
Class 529-E:
Six months ended 4/30/2016[4,5]	50.50	.09	(.46)	(.37)
Year ended 10/31/2015	58.32	.32	(5.19)	(4.87)
Year ended 10/31/2014	58.45	.57	.32	.89
Year ended 10/31/2013	51.65	.50	6.87	7.37
Year ended 10/31/2012	48.87	.57	2.82	3.39
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)
Class 529-F-1:
Six months ended 4/30/2016[4,5]	50.99	.19	(.47)	(.28)
Year ended 10/31/2015	58.89	.56	(5.25)	(4.69)
Year ended 10/31/2014	59.00	.83	.32	1.15
Year ended 10/31/2013	52.13	.74	6.93	7.67
Year ended 10/31/2012	49.36	.80	2.83	3.63
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)
Class R-1:
Six months ended 4/30/2016[4,5]	49.63	(.03)	(.45)	(.48)
Year ended 10/31/2015	57.35	.06	(5.10)	(5.04)
Year ended 10/31/2014	57.51	.30	.31	.61
Year ended 10/31/2013	50.76	.24	6.78	7.02
Year ended 10/31/2012	47.98	.34	2.79	3.13
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)
Class R-2:
Six months ended 4/30/2016[4,5]	49.63	(.03)	(.45)	(.48)
Year ended 10/31/2015	57.33	.08	(5.10)	(5.02)
Year ended 10/31/2014	57.49	.29	.32	.61
Year ended 10/31/2013	50.80	.26	6.77	7.03
Year ended 10/31/2012	48.04	.34	2.79	3.13
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)

36	New World Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)	net assets		net assets[2]

$—	$—	$—	$49.47	(1.06)%[6]	$4	1.99%[7]		(.35)%[7]
—	(2.63)	(2.63)	50.00	(9.11)	7	1.91		(.02)
—	(.61)	(.61)	57.75	.97	14	1.91		.40
(.18)	—	(.18)	57.81	13.72	21	1.93		.33
(.26)	—	(.26)	51.01	6.50	26	1.94		.58
(.33)	—	(.33)	48.17	(8.58)	33	1.88		.46

—	—	—	49.04	(1.03)[6]	145	1.95	[7]	(.23)[7]
—	(2.63)	(2.63)	49.55	(9.08)	151	1.90		.03
(.11)	(.61)	(.72)	57.25	.96	175	1.90		.41
(.29)	—	(.29)	57.42	13.74	174	1.92		.34
(.36)	—	(.36)	50.77	6.51	150	1.94		.60
(.42)	—	(.42)	48.05	(8.58)	142	1.88		.49

(.15)	—	(.15)	49.98	(.72)[6]	33	1.36	[7]	.36 [7]
(.32)	(2.63)	(2.95)	50.50	(8.57)	33	1.33		.60
(.41)	(.61)	(1.02)	58.32	1.54	38	1.33		.97
(.57)	—	(.57)	58.45	14.37	38	1.36		.91
(.61)	—	(.61)	51.65	7.10	32	1.38		1.16
(.64)	—	(.64)	48.87	(8.10)	30	1.35		1.00

(.37)	—	(.37)	50.34	(.53)[6]	42	.95	[7]	.77 [7]
(.58)	(2.63)	(3.21)	50.99	(8.19)	44	.90		1.03
(.65)	(.61)	(1.26)	58.89	1.99	49	.89		1.41
(.80)	—	(.80)	59.00	14.87	44	.92		1.34
(.86)	—	(.86)	52.13	7.59	34	.93		1.62
(.86)	—	(.86)	49.36	(7.65)	28	.87		1.50

—	—	—	49.15	(.97)[6]	28	1.84	[7]	(.12)[7]
(.05)	(2.63)	(2.68)	49.63	(9.02)	30	1.81		.12
(.16)	(.61)	(.77)	57.35	1.07	37	1.79		.52
(.27)	—	(.27)	57.51	13.89	36	1.79		.46
(.35)	—	(.35)	50.76	6.61	33	1.83		.70
(.42)	—	(.42)	47.98	(8.53)	41	1.82		.53

—	—	—	49.15	(.97)[6]	304	1.84	[7]	(.12)[7]
(.05)	(2.63)	(2.68)	49.63	(8.98)	313	1.78		.15
(.16)	(.61)	(.77)	57.33	1.07	364	1.79		.51
(.34)	—	(.34)	57.49	13.90	370	1.78		.48
(.37)	—	(.37)	50.80	6.60	338	1.83		.71
(.41)	—	(.41)	48.04	(8.49)	333	1.80		.55

See page 40 for footnotes.

New World Fund	37

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset	Net	Net (losses) gains
	value,	investment	on securities	Total from
	beginning	income	(both realized	investment
	of period	(loss)[2]	and unrealized)	operations
Class R-2E:
Six months ended 4/30/2016[4,5]	$51.02	$.15	$(.52)	$(.37)
Year ended 10/31/2015	59.26	.33	(5.27)	(4.94)
Period from 8/29/2014 to 10/31/2014[5,9]	61.11	.01	(1.86)	(1.85)
Class R-3:
Six months ended 4/30/2016[4,5]	50.60	.09	(.46)	(.37)
Year ended 10/31/2015	58.44	.33	(5.20)	(4.87)
Year ended 10/31/2014	58.58	.57	.32	.89
Year ended 10/31/2013	51.76	.51	6.89	7.40
Year ended 10/31/2012	48.97	.58	2.82	3.40
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)
Class R-4:
Six months ended 4/30/2016[4,5]	51.15	.18	(.47)	(.29)
Year ended 10/31/2015	59.06	.51	(5.26)	(4.75)
Year ended 10/31/2014	59.19	.78	.31	1.09
Year ended 10/31/2013	52.29	.69	6.96	7.65
Year ended 10/31/2012	49.46	.76	2.85	3.61
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)
Class R-5E:
Period from 11/20/2015 to 4/30/2016[4,5,11]	51.81	.20	(.91)	(.71)
Class R-5:
Six months ended 4/30/2016[4,5]	51.61	.25	(.47)	(.22)
Year ended 10/31/2015	59.56	.68	(5.31)	(4.63)
Year ended 10/31/2014	59.66	.98	.30	1.28
Year ended 10/31/2013	52.68	.87	7.01	7.88
Year ended 10/31/2012	49.85	.91	2.86	3.77
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)
Class R-6:
Six months ended 4/30/2016[4,5]	51.52	.27	(.47)	(.20)
Year ended 10/31/2015	59.47	.70	(5.29)	(4.59)
Year ended 10/31/2014	59.58	.98	.32	1.30
Year ended 10/31/2013	52.61	.89	7.01	7.90
Year ended 10/31/2012	49.80	.94	2.84	3.78
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)

	Six months ended	Year ended October 31
	April 30,
	2016[4,5,6]	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	18%	41%	32%	36%	25%	25%

See Notes to Financial Statements

38	New World Fund

Dividends and distributions
Dividends		Total					Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,		expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period		to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]

$(.19)	$—	$(.19)	$50.46	(.73)%[6]	$3		1.38%[7]		.64%[7]
(.67)	(2.63)	(3.30)	51.02	(8.59)	—	[8]	1.36		.60
—	—	—	59.26	(3.04)[6,10]	—	[8]	.22	[6,10]	.01	[6,10]

(.17)	—	(.17)	50.06	(.74)[6]	479		1.35	[7]	.38	[7]
(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		.61
(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		.97
(.58)	—	(.58)	58.58	14.41	472		1.34		.92
(.61)	—	(.61)	51.76	7.12	414		1.36		1.18
(.63)	—	(.63)	48.97	(8.09)	395		1.35		1.00

(.33)	—	(.33)	50.53	(.56)[6]	466		1.02	[7]	.72	[7]
(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		.93
(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.31
(.75)	—	(.75)	59.19	14.79	369		1.01		1.26
(.78)	—	(.78)	52.29	7.50	292		1.01		1.53
(.79)	—	(.79)	49.46	(7.80)	258		1.01		1.34

(.53)	—	(.53)	50.57	(1.36)[6]	—	[8]	.38	[6]	.41	[6]

(.49)	—	(.49)	50.90	(.41)[6]	437		.71	[7]	1.03	[7]
(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		1.24
(.77)	(.61)	(1.38)	59.56	2.19	407		.69		1.64
(.90)	—	(.90)	59.66	15.14	477		.70		1.56
(.94)	—	(.94)	52.68	7.81	383		.72		1.82
(.92)	—	(.92)	49.85	(7.50)	363		.71		1.57

(.52)	—	(.52)	50.80	(.39)[6]	2,090		.66	[7]	1.10	[7]
(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810		.65		1.29
(.80)	(.61)	(1.41)	59.47	2.22	1,640		.65		1.64
(.93)	—	(.93)	59.58	15.19	1,043		.65		1.60
(.97)	—	(.97)	52.61	7.87	630		.66		1.89
(.95)	—	(.95)	49.80	(7.46)	426		.66		1.70

See page 40 for footnotes.

New World Fund	39

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .31 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Unaudited.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $1 million.
[9]	Class R-2E shares were offered beginning August 29, 2014.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Class R-5E shares were offered beginning November 20, 2015.

40	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2015, through April 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	41

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	11/1/2015	4/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$994.03	$5.35	1.08%
Class A - assumed 5% return	1,000.00	1,019.49	5.42	1.08
Class B - actual return	1,000.00	990.09	9.25	1.87
Class B - assumed 5% return	1,000.00	1,015.56	9.37	1.87
Class C - actual return	1,000.00	989.89	9.40	1.90
Class C - assumed 5% return	1,000.00	1,015.42	9.52	1.90
Class F-1 - actual return	1,000.00	994.19	5.16	1.04
Class F-1 - assumed 5% return	1,000.00	1,019.69	5.22	1.04
Class F-2 - actual return	1,000.00	995.60	3.82	.77
Class F-2 - assumed 5% return	1,000.00	1,021.03	3.87	.77
Class 529-A - actual return	1,000.00	993.66	5.70	1.15
Class 529-A - assumed 5% return	1,000.00	1,019.14	5.77	1.15
Class 529-B - actual return	1,000.00	989.40	9.84	1.99
Class 529-B - assumed 5% return	1,000.00	1,014.97	9.97	1.99
Class 529-C - actual return	1,000.00	989.73	9.65	1.95
Class 529-C - assumed 5% return	1,000.00	1,015.17	9.77	1.95
Class 529-E - actual return	1,000.00	992.75	6.74	1.36
Class 529-E - assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class 529-F-1 - actual return	1,000.00	994.67	4.71	.95
Class 529-F-1 - assumed 5% return	1,000.00	1,020.14	4.77	.95
Class R-1 - actual return	1,000.00	990.32	9.11	1.84
Class R-1 - assumed 5% return	1,000.00	1,015.71	9.22	1.84
Class R-2 - actual return	1,000.00	990.32	9.11	1.84
Class R-2 - assumed 5% return	1,000.00	1,015.71	9.22	1.84
Class R-2E - actual return	1,000.00	992.70	6.84	1.38
Class R-2E - assumed 5% return	1,000.00	1,018.00	6.92	1.38
Class R-3 - actual return	1,000.00	992.64	6.69	1.35
Class R-3 - assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class R-4 - actual return	1,000.00	994.38	5.06	1.02
Class R-4 - assumed 5% return	1,000.00	1,019.79	5.12	1.02
Class R-5E - actual return†	1,000.00	986.37	3.74	.85
Class R-5E - assumed 5% return†	1,000.00	1,020.64	4.27	.85
Class R-5 - actual return	1,000.00	995.86	3.52	.71
Class R-5 - assumed 5% return	1,000.00	1,021.33	3.57	.71
Class R-6 - actual return	1,000.00	996.14	3.28	.66
Class R-6 - assumed 5% return	1,000.00	1,021.58	3.32	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
†

The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 182 days.

42	New World Fund

Approval of Investment Advisory and Service Agreement

The New World Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

New World Fund	43

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term capital appreciation. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through May 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index, the Lipper Global Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period (since 6/17/1999) and 10-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

44	New World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

New World Fund	45

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

46	New World Fund

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48	New World Fund

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52	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2016, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
April 30, 2016
unaudited
Common stocks 81.58% Information technology 14.73%	Shares	Value (000)
Baidu, Inc., Class A (ADR)[1]	1,438,154	$279,433
Alphabet Inc., Class C1	240,791	166,871
Alphabet Inc., Class A1	131,850	93,334
Tencent Holdings Ltd.[2]	12,218,000	247,932
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	46,158,000	211,496
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	33,026
Alibaba Group Holding Ltd. (ADR)[1]	3,030,900	233,197
Murata Manufacturing Co., Ltd.[2]	1,497,500	193,649
AAC Technologies Holdings Inc.[2]	27,756,689	192,771
Broadcom Ltd.	1,021,596	148,898
Samsung Electronics Co., Ltd.[2]	110,590	120,255
Samsung Electronics Co., Ltd., non-voting preferred[2]	23,300	21,276
MasterCard Inc., Class A	1,359,000	131,809
Tech Mahindra Ltd.[2]	17,650,936	128,955
Visa Inc., Class A	1,535,000	118,563
Syntel, Inc.[1]	2,336,000	99,350
Keyence Corp.[2]	163,000	97,076
Facebook, Inc., Class A1	791,000	93,006
Mail.Ru Group Ltd. (GDR)[1,2]	3,974,579	80,712
Oracle Corp.	2,018,800	80,469
EPAM Systems, Inc.[1]	766,048	55,868
ASML Holding NV1,2	564,757	54,605
Cognizant Technology Solutions Corp., Class A1	800,000	46,696
Skyworks Solutions, Inc.	687,600	45,945
Infineon Technologies AG2	2,932,996	41,702
ASM Pacific Technology Ltd.[2]	4,735,600	34,167
Accenture PLC, Class A	290,000	32,747
Topcon Corp.[2]	2,649,000	32,286
LG Display Co., Ltd.[2]	1,480,000	30,956
Hexagon AB, Class B2	650,000	25,877
TE Connectivity Ltd.	418,000	24,863
Trimble Navigation Ltd.[1]	1,017,000	24,357
MediaTek Inc.[2]	3,171,000	22,521
Western Union Co.	1,020,000	20,400
Meyer Burger Technology AG1,2	3,565,608	16,372
Intel Corp.	534,400	16,182
Samsung SDI Co., Ltd.[2]	155,144	15,470
Yandex NV, Class A1	752,000	15,393
QIWI PLC, Class B (ADR)	1,240,000	15,165
TDK Corp.[2]	241,000	13,985
YY Inc., Class A (ADR)[1]	164,000	10,302
Rocket Internet SE, non-registered shares[1,2]	337,000	8,111
Lumentum Holdings Inc.[1]	242,000	6,123
Semiconductor Manufacturing International Corp.[1,2]	45,815,000	3,764
		3,385,935
New World Fund — Page 1 of 13

unaudited
Common stocks Financials 12.43%	Shares	Value (000)
HDFC Bank Ltd.[2]	17,131,629	$349,758
HDFC Bank Ltd. (ADR)	1,266,000	79,593
AIA Group Ltd.[2]	58,474,600	349,841
Kotak Mahindra Bank Ltd.[2]	19,663,565	212,010
Prudential PLC[2]	8,661,755	171,351
ICICI Bank Ltd.[2]	41,582,310	146,999
ICICI Bank Ltd. (ADR)	3,375,000	23,794
Capitec Bank Holdings Ltd.[2]	2,242,794	93,448
Bank of the Philippine Islands[2]	46,231,443	89,219
Itaú Unibanco Holding SA, preferred nominative	8,770,633	83,824
Siam Commercial Bank PCL[2]	21,499,625	81,852
Fibra Uno Administración, SA de CV	33,675,898	80,174
Sberbank of Russia (ADR)[2]	4,965,000	39,861
Sberbank of Russia (ADR)	4,562,500	36,591
Housing Development Finance Corp. Ltd.[2]	4,262,250	69,721
KASIKORNBANK PCL[2]	14,530,000	69,142
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	13,202,200	65,949
Ayala Land, Inc.[2]	88,338,200	65,081
Ayala Land, Inc., preference shares[1,2]	30,910,900	66
Banco Bradesco SA, preferred nominative	7,764,293	58,471
China Overseas Land & Investment Ltd.[2]	16,588,000	52,628
American Tower Corp.	498,900	52,325
Shriram Transport Finance Co. Ltd.[2]	3,582,410	50,799
Indiabulls Housing Finance Ltd.[2]	4,407,910	45,893
Cheung Kong Property Holdings Ltd.[2]	6,162,500	42,091
Citigroup Inc.	900,000	41,652
Eurobank Ergasias SA1,2	46,524,169	38,246
UniCredit SpA[2]	9,906,782	38,199
Metropolitan Bank & Trust Co.[2]	21,310,000	36,892
Bank Rakyat Indonesia (Persero) Tbk PT2	44,700,000	34,993
Türkiye Garanti Bankasi AS2	10,834,582	33,383
Akbank TAS[2]	9,300,000	28,588
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	3,080,000	28,151
China Pacific Insurance (Group) Co., Ltd., Class H2	7,260,000	25,475
Société Générale[2]	633,900	24,890
Chubb Corp.	210,000	24,751
Moody’s Corp.	237,100	22,695
Investment AB Kinnevik, Class B2	717,000	20,590
Standard Chartered PLC (HKD denominated)[2]	1,131,714	9,200
Standard Chartered PLC[2]	1,131,714	9,183
Bangkok Bank PCL, non-voting depository receipt[2]	3,665,000	17,119
Sun Hung Kai Properties Ltd.[2]	1,018,000	12,755
		2,857,243
Consumer discretionary 11.30%
Naspers Ltd., Class N2	2,424,881	334,336
Ctrip.com International, Ltd. (ADR)[1]	4,344,300	189,455
Ryohin Keikaku Co., Ltd.[2]	739,000	164,536
Domino’s Pizza, Inc.	1,163,000	140,583
Kroton Educacional SA, ordinary nominative	28,171,200	104,846
Mahindra & Mahindra Ltd.[2]	4,960,500	99,342
Priceline Group Inc.[1]	65,700	88,278
Hyundai Mobis Co., Ltd.[2]	370,100	84,245
Jumbo SA1,2	5,676,000	74,060
Matahari Department Store Tbk PT2	51,442,500	73,947
New World Fund — Page 2 of 13

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Mr Price Group Ltd.[2]	5,622,121	$71,881
L’Occitane International SA2	34,485,250	66,284
Hyundai Motor Co.[2]	509,499	64,029
Toyota Motor Corp.[2]	1,218,900	61,485
NIKE, Inc., Class B	937,700	55,268
Cosmo Lady (China) Holdings Co. Ltd.[2]	71,310,000	55,066
Renault SA2	512,000	49,456
Hermès International[2]	132,000	46,938
Altice NV, Class A1,2	1,844,358	27,912
Altice NV, Class B1,2	1,212,869	18,482
Chow Sang Sang Holdings International Ltd.[2]	28,302,000	45,906
Galaxy Entertainment Group Ltd.[2]	13,292,000	44,530
PT Surya Citra Media Tbk[2]	177,470,000	42,967
Li & Fung Ltd.[2]	67,400,000	41,693
Kering SA2	239,563	41,103
Techtronic Industries Co. Ltd.[2]	10,493,000	39,234
Wynn Macau, Ltd.[2]	25,828,600	36,751
Steinhoff International Holdings NV2	5,582,225	34,984
Zhongsheng Group Holdings Ltd.[2]	65,358,500	33,511
Melco Crown Entertainment Ltd. (ADR)	2,152,000	31,850
Lojas Renner SA, ordinary nominative	5,185,000	31,313
Estácio Participações SA, ordinary nominative	8,975,000	30,976
Woolworths Holdings Ltd.[2]	4,650,000	29,848
Intercontinental Hotels Group PLC[2]	715,075	28,599
Midea Group Co., Ltd., Class A1,2	5,370,849	26,506
Industria de Diseño Textil, SA2	690,000	22,177
The Swatch Group AG2	300,000	20,017
The Swatch Group AG, non-registered shares[2]	5,500	1,881
Wynn Resorts, Ltd.	240,000	21,192
Twenty-First Century Fox, Inc., Class A	670,000	20,274
Inchcape PLC[2]	1,798,650	17,851
Global Brands Group Holding Ltd.[1,2]	139,392,000	16,474
JD.com, Inc., Class A (ADR)[1]	594,000	15,183
Samsonite International SA2	4,083,000	13,146
Sands China Ltd.[2]	3,630,000	12,936
Belle International Holdings Ltd.[2]	17,605,000	10,716
General Motors Co.	263,000	8,363
HUGO BOSS AG2	94,028	5,992
Golden Eagle Retail Group Ltd.[2]	318,000	366
		2,596,768
Health care 9.72%
Novo Nordisk A/S, Class B2	6,403,930	357,862
Hikma Pharmaceuticals PLC[2]	8,311,828	268,226
China Biologic Products, Inc.[1,3]	2,010,900	235,275
Novartis AG2	2,324,100	177,460
Novartis AG (ADR)	300,000	22,791
Alexion Pharmaceuticals, Inc.[1]	1,227,904	171,023
Grifols, SA, Class B, preferred non-voting, non-registered shares[2]	7,057,966	111,446
Grifols, SA, Class B (ADR)	2,768,430	43,520
Teva Pharmaceutical Industries Ltd. (ADR)	1,858,500	101,195
Thermo Fisher Scientific Inc.	679,500	98,018
CSL Ltd.[2]	851,000	67,901
Bayer AG2	474,000	54,697
BioMarin Pharmaceutical Inc.[1]	592,029	50,133
New World Fund — Page 3 of 13

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Essilor International[2]	371,950	$48,175
Merck & Co., Inc.	860,000	47,162
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	46,083
AstraZeneca PLC[2]	765,000	43,997
Waters Corp.[1]	330,000	42,953
PerkinElmer, Inc.	689,500	34,765
Sysmex Corp.[2]	554,600	34,404
Illumina, Inc.[1]	210,000	28,348
Krka, dd, Novo mesto[2]	400,000	27,761
Takeda Pharmaceutical Co. Ltd.[2]	555,000	26,393
GlaxoSmithKline PLC[2]	1,170,000	24,911
Lupin Ltd.[2]	1,005,119	24,293
Life Healthcare Group Holdings Ltd.[2]	9,080,000	23,866
OTCPharm PJSC[1,2]	6,516,318	19,718
		2,232,376
Consumer staples 8.73%
Hypermarcas SA, ordinary nominative	20,131,500	177,594
Nestlé SA2	2,304,417	171,575
Pernod Ricard SA2	1,251,737	135,209
Coca-Cola Co.	2,723,000	121,990
British American Tobacco PLC[2]	1,836,000	112,045
Lenta Ltd. (GDR)[1,2]	12,251,552	78,929
Lenta Ltd. (GDR)[1,2,4]	2,803,900	18,064
Raia Drogasil SA, ordinary nominative	5,492,500	87,899
Thai Beverage PCL[2]	157,513,900	87,221
Magnit PJSC (GDR)[2]	2,315,700	80,208
ITC Ltd.[2]	15,045,000	73,516
Associated British Foods PLC[2]	1,494,600	67,040
Unilever NV, depository receipts[2]	1,299,000	57,091
Henkel AG & Co. KGaA, non-voting preferred[2]	470,000	53,678
Kao Corp.[2]	968,000	53,136
GRUMA, SAB de CV, Series B	3,390,000	49,522
Emperador Inc.[2]	267,120,000	45,186
SABMiller PLC[2]	700,000	42,833
PepsiCo, Inc.	410,000	42,214
Procter & Gamble Co.	513,000	41,102
Inner Mongolia Yili Industrial Group Co., Ltd., Class A2	17,090,612	39,442
Coca-Cola Icecek AS, Class C2	2,551,800	37,432
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	37,155
Ajinomoto Co., Inc.[2]	1,517,000	35,214
Grupo Nutresa SA	3,341,557	30,498
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	28,402
China Mengniu Dairy Co.[2]	16,231,094	27,447
Tesco PLC[2]	10,475,000	26,312
Shoprite Holdings Ltd.[2]	2,164,259	26,064
United Breweries Ltd.[2]	2,027,121	23,259
Nestlé India Ltd.[2]	252,989	21,822
Uni-Charm Corp.[2]	906,500	18,665
Ambev SA	3,250,000	18,323
Reckitt Benckiser Group PLC[2]	177,000	17,183
Coca-Cola HBC AG (CDI)[2]	690,000	14,140
Herbalife Ltd.[1]	150,000	8,692
		2,006,102
New World Fund — Page 4 of 13

unaudited
Common stocks Industrials 6.20%	Shares	Value (000)
International Container Terminal Services, Inc.[1,2,3]	107,622,000	$148,854
ASSA ABLOY AB, Class B2	5,514,987	115,569
Cummins Inc.	877,900	102,741
DP World Ltd.[2]	5,183,968	97,535
Safran SA2	1,266,500	87,312
Airbus Group SE, non-registered shares[2]	1,288,573	80,636
Jardine Matheson Holdings Ltd.[2]	1,435,400	79,312
Boeing Co.	402,000	54,190
Gujarat Pipavav Port Ltd.[1,2]	20,480,000	52,496
Alliance Global Group, Inc.[2]	167,000,000	51,578
Intertek Group PLC[2]	1,000,000	47,687
Shanghai Industrial Holdings Ltd.[2]	20,253,000	46,017
LT Group, Inc.[2]	138,525,309	45,430
Deutsche Post AG2	1,544,000	45,294
Andritz AG2	791,501	44,361
SMC Corp.[2]	167,000	40,435
Edenred SA2	2,002,000	39,416
Grupo Aeroportuario del Sureste, SA de CV, Series B1	2,438,900	37,454
Industries Qatar QSC[2]	1,257,816	35,949
Experian PLC[2]	1,520,000	27,858
SEEK Ltd.[2]	1,972,000	24,511
Rolls-Royce Holdings PLC[1,2]	2,115,000	20,768
Grupo Aeroportuario del Pacífico SAB de CV	1,966,200	18,525
Jardine Strategic Holdings Ltd.[2]	546,500	15,803
Kühne + Nagel International AG2	102,391	14,759
JG Summit Holdings, Inc.[2]	7,500,000	12,984
Caterpillar Inc.	148,600	11,549
Cathay Pacific Airways Ltd.[2]	6,960,000	11,098
CIMC Enric Holdings Ltd.[2]	18,700,000	9,794
COSCO Pacific Ltd.[2]	3,172,000	3,369
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	707
		1,423,991
Materials 4.82%
Chr. Hansen Holding A/S2	1,576,000	97,764
Grasim Industries Ltd.[2]	909,976	58,784
Grasim Industries Ltd. (GDR)[2]	527,053	34,047
International Flavors & Fragrances Inc.	763,000	91,156
HeidelbergCement AG2	864,000	76,815
LafargeHolcim Ltd.[1,2]	1,464,790	74,046
Koninklijke DSM NV2	1,118,000	68,664
Croda International PLC[2]	1,494,000	65,806
Monsanto Co.	570,000	53,398
Arkema SA2	620,361	49,574
Nitto Denko Corp.[2]	791,000	42,260
Celanese Corp., Series A	595,000	42,066
Vale SA, Class A, preferred nominative (ADR)	7,452,800	33,836
Vale SA, Class A, preferred nominative	1,152,600	5,275
Johnson Matthey PLC[2]	888,611	37,589
Akzo Nobel NV2	480,000	34,062
Wacker Chemie AG2	332,952	31,966
BHP Billiton PLC[2]	2,233,000	30,481
Fortescue Metals Group Ltd.[2]	11,140,000	28,406
Klabin SA, units	5,457,000	27,656
BASF SE2	332,096	27,456
New World Fund — Page 5 of 13

unaudited
Common stocks Materials (continued)	Shares	Value (000)
First Quantum Minerals Ltd.	3,000,000	$25,560
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	2,715,440	20,230
Glencore PLC[2]	7,210,000	17,346
Rio Tinto PLC[2]	346,000	11,622
Novozymes A/S, Class B2	227,000	10,885
Air Liquide SA, bonus shares[2]	90,000	10,216
Tianhe Chemicals Group Ltd.[1,2]	75,800,000	884
		1,107,850
Energy 3.56%
Reliance Industries Ltd.[2]	12,494,606	184,549
Noble Energy, Inc.	3,228,000	116,563
Kosmos Energy Ltd.[1]	15,155,000	98,204
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	9,936,476	76,610
InterOil Corp.[1]	2,000,880	66,969
Galp Energia, SGPS, SA, Class B2	3,409,953	47,025
Royal Dutch Shell PLC, Class A (GBP denominated)[2]	990,517	25,920
Royal Dutch Shell PLC, Class B2	562,566	14,771
Technip SA1,2	517,050	30,440
Ophir Energy PLC[1,2]	25,016,577	27,644
Indus Gas Ltd.[1,2,3]	10,429,272	25,525
Oil Search Ltd.[2]	4,844,890	25,520
Tullow Oil PLC[2]	5,522,174	22,790
BP PLC[2]	2,560,874	14,126
Weatherford International PLC[1]	1,569,400	12,759
Eni SpA[2]	780,000	12,750
YPF Sociedad Anónima, Class D (ADR)	524,000	10,559
Gulf Keystone Petroleum Ltd.[1,2,3]	39,594,850	2,933
Gulf Keystone Petroleum Ltd.[1,2,3,4]	14,287,125	1,059
African Petroleum Corp. Ltd.[1,2]	4,660,280	1,784
		818,500
Telecommunication services 2.64%
MTN Group Ltd.[2]	12,563,531	132,538
SoftBank Group Corp.[2]	2,443,365	128,519
China Mobile Ltd.[2]	11,018,000	125,323
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1,2	179,500,000	48,204
Idea Cellular Ltd.[2]	18,283,000	32,737
América Móvil, SAB de CV, Series L (ADR)	1,795,000	25,417
Bharti Airtel Ltd.[2]	4,350,000	23,779
Singapore Telecommunications Ltd.[2]	8,141,000	23,305
Intouch Holdings PCL, non-voting depository receipts[2]	7,669,000	11,502
Intouch Holdings PCL[2]	7,400,000	11,098
Bharti Infratel Ltd.[2]	3,905,000	22,115
Reliance Communications Ltd.[1,2]	24,829,135	20,909
		605,446
Utilities 2.63%
China Resources Gas Group Ltd.[2]	49,099,800	138,708
Power Grid Corp. of India Ltd.[2]	58,804,350	126,897
ENN Energy Holdings Ltd.[2]	23,610,000	114,966
China Gas Holdings Ltd.[2]	65,160,000	94,005
Cheung Kong Infrastructure Holdings Ltd.[2]	9,755,000	92,119
New World Fund — Page 6 of 13

unaudited
Common stocks Utilities (continued)	Shares	Value (000)
PT Perusahaan Gas Negara (Persero) Tbk[2]	147,792,475	$29,235
Energy World Corp. Ltd.[1,2]	65,129,000	9,395
		605,325
Miscellaneous 4.82%
Other common stocks in initial period of acquisition		1,107,332
Total common stocks (cost: $16,171,811,000)		18,746,868
Preferred securities 0.00% Consumer discretionary 0.00%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	7,602,000	997
Total preferred securities (cost: $519,000)		997
Rights & warrants 0.49% Consumer staples 0.45%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,4]	17,300,000	76,296
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[2,4]	6,181,722	26,946
		103,242
Energy 0.00%
African Petroleum Corp. Ltd., warrants, expire 2017[1,2]	1,086,900	54
Miscellaneous 0.04%
Other rights & warrants in initial period of acquisition		8,297
Total rights & warrants (cost: $147,629,000)		111,593
Convertible bonds 0.13% Miscellaneous 0.13%	Principal amount (000)
Other convertible bonds in initial period of acquisition		29,088
Total convertible bonds (cost: $26,846,000)		29,088
Bonds, notes & other debt instruments 6.46% Bonds & notes of governments & government agencies outside the U.S. 5.01%
Argentina (Republic of) 7.00% 2017	$43,760	44,622
Argentina (Republic of) 8.75% 2017[5]	3,750	3,941
Argentina (Republic of) 6.875% 2021[4]	5,805	5,997
Argentina (Republic of) 6.875% 2021[4]	770	795
Argentina (Republic of) 7.50% 2026[4]	20,700	21,062
Argentina (Republic of) 7.50% 2026[4]	9,825	9,997
Argentina (Republic of) 8.28% 2033[5,6,7]	21,409	22,533
Argentina (Republic of) 0.00% 2035	55,100	5,898
Argentina (Republic of) 7.625% 2046[4]	5,265	5,191
Argentina (Republic of) 7.625% 2046[4]	3,830	3,776
Brazil (Federal Republic of) 10.00% 2021	BRL12,000	3,233
Brazil (Federal Republic of) 10.00% 2025	87,000	22,229
Brazil (Federal Republic of) Global 4.25% 2025	$28,305	26,317
Brazil (Federal Republic of) Global 7.125% 2037	3,160	3,286
New World Fund — Page 7 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Brazilian Treasury Bill 0% 2018	BRL23,000	$5,167
City of Buenos Aires Argentina 8.95% 2021[7]	$13,290	14,386
City of Buenos Aires Argentina 8.95% 2021[4,7]	3,000	3,248
Colombia (Republic of), Series B, 10.00% 2024	COP17,439,800	6,909
Colombia (Republic of), Series B, 6.00% 2028	16,859,600	4,958
Colombia (Republic of) Global 4.375% 2021	$4,000	4,190
Colombia (Republic of) Global 4.00% 2024	2,200	2,217
Colombia (Republic of) Global 4.50% 2026	29,305	30,045
Colombia (Republic of) Global 9.85% 2027	COP5,915,000	2,398
Colombia (Republic of) Global 7.375% 2037	$3,250	3,941
Croatian Government 6.625% 2020	8,000	8,790
Croatian Government 5.50% 2023[4]	5,415	5,753
Dominican Republic 9.04% 2018[7]	678	715
Dominican Republic 7.50% 2021[7]	11,450	12,566
Dominican Republic 7.50% 2021[4,7]	4,200	4,609
Dominican Republic 5.50% 2025[4]	12,700	12,763
Dominican Republic 8.625% 2027[4,7]	4,950	5,730
Dominican Republic 7.45% 2044[4]	18,050	19,223
Dominican Republic 7.45% 2044	5,700	6,070
Dominican Republic 6.85% 2045[4]	2,000	2,010
Egypt (Arab Republic of) 5.75% 2020[4]	2,000	2,025
Egypt (Arab Republic of) 5.875% 2025[4]	3,500	3,150
Ghana (Republic of) 7.875% 2023	27,855	22,284
Greek Government 4.75% 2019	€10,060	10,298
Greek Government 3.00%/3.65% 2023[8]	755	636
Greek Government 3.00%/3.65% 2024[8]	755	622
Greek Government 3.00%/3.65% 2025[8]	755	607
Greek Government 3.00%/3.65% 2026[8]	755	596
Greek Government 3.00%/3.65% 2027[8]	755	579
Greek Government 3.00%/3.65% 2028[8]	755	569
Greek Government 3.00%/3.65% 2029[8]	755	558
Greek Government 3.00%/3.65% 2030[8]	755	548
Greek Government 3.00%/3.65% 2031[8]	755	540
Greek Government 3.00%/3.65% 2032[8]	755	530
Greek Government 3.00%/3.65% 2033[8]	755	524
Greek Government 3.00%/3.65% 2034[8]	755	517
Greek Government 3.00%/3.65% 2035[8]	755	513
Greek Government 3.00%/3.65% 2036[8]	755	509
Greek Government 3.00%/3.65% 2037[8]	755	506
Greek Government 3.00%/3.65% 2038[8]	755	502
Greek Government 3.00%/3.65% 2039[8]	755	501
Greek Government 3.00%/3.65% 2040[8]	755	499
Greek Government 3.00%/3.65% 2041[8]	755	498
Greek Government 3.00%/3.65% 2042[8]	755	502
Hungarian Government 4.00% 2019	$15,860	16,494
Hungarian Government 5.375% 2024	9,600	10,688
Hungarian Government 7.625% 2041	1,350	1,912
Hungarian Government, Series 19/A, 6.50% 2019	HUF250,000	1,056
Hungarian Government, Series 20/A, 7.50% 2020	2,140,000	9,685
India (Republic of) 8.83% 2023	INR1,535,700	24,625
India (Republic of) 8.40% 2024	479,300	7,528
India (Republic of) 8.60% 2028	3,535,300	56,616
India (Republic of) 9.20% 2030	533,400	8,948
Indonesia (Republic of) 4.875% 2021	$19,165	20,803
Indonesia (Republic of) 3.75% 2022	7,235	7,431
New World Fund — Page 8 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 5.875% 2024[4]	$6,500	$7,413
Indonesia (Republic of) 4.75% 2026[4]	9,900	10,533
Indonesia (Republic of) 5.25% 2042	2,950	3,039
Kazakhstan (Republic of) 5.125% 2025[4]	3,850	4,084
Kazakhstan (Republic of) 6.50% 2045[4]	7,865	8,616
Kenya (Rebulic of) 5.875% 2019[4]	2,605	2,582
Kenya (Republic of) 6.875% 2024	26,400	24,948
Kenya (Republic of) 6.875% 2024[4]	17,620	16,651
Kingdom of Jordan 6.125% 2026[4]	5,130	5,438
Morocco Government 4.25% 2022	10,425	10,813
Morocco Government 4.25% 2022[4]	2,200	2,282
Morocco Government 5.50% 2042	19,250	20,525
Nigeria (Republic of) 5.125% 2018[4]	4,265	4,245
Nigeria (Republic of) 6.75% 2021	1,700	1,662
Nigeria (Republic of) 6.75% 2021[4]	1,550	1,515
Nigeria (Republic of) 6.375% 2023	22,200	20,807
Nigeria (Republic of) 6.375% 2023[4]	2,145	2,010
Pakistan (Republic of) 6.875% 2017[4]	4,935	5,136
Pakistan (Republic of) 7.25% 2019[4]	10,400	10,957
Pakistan (Republic of) 7.25% 2019	3,000	3,161
Pakistan (Republic of) 8.25% 2024[4]	6,500	6,875
Pakistan (Republic of) 8.25% 2024	1,900	2,010
Pakistan (Republic of) 8.25% 2025[4]	11,922	12,618
Pakistan (Republic of) 8.25% 2025	3,100	3,281
Paraguay (Republic of) 5.00% 2026[4]	4,475	4,576
Peru (Republic of) 2.75% 2026	€8,255	9,840
Peru (Republic of) 4.125% 2027	$8,555	9,184
Peru (Republic of) 6.55% 2037[7]	2,517	3,241
Peru (Republic of) 5.625% 2050	1,240	1,438
Perusahaan Penerbit SBSN 4.35% 2024[4]	7,000	7,183
Philippines (Republic of) 6.25% 2036	PHP330,000	7,828
Province of Buenos Aires 9.95% 2021[7]	$200	219
Province of Buenos Aires 10.875% 2021[7]	500	560
Russian Federation 8.15% 2027	RUB6,400,000	95,473
Slovenia (Republic of) 4.75% 2018[4]	$10,000	10,593
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR212,450	14,132
South Africa (Republic of), Series R-214, 6.50% 2041	408,350	20,255
Turkey (Republic of) 10.50% 2020	TRY53,450	20,096
Turkey (Republic of) 3.00% 2021[9]	4,701	1,743
Turkey (Republic of) 5.625% 2021	$12,500	13,584
Turkey (Republic of) 2.00% 2024[9]	TRY24,959	8,813
Turkey (Republic of) 9.00% 2024	33,310	11,875
Turkey (Republic of) 8.00% 2025	37,000	12,407
Turkey (Republic of) 6.00% 2041	$20,795	22,660
Turkey (Republic of) 4.875% 2043	3,100	2,916
United Mexican States Government 4.00% 2019[9]	MXN62,083	3,812
United Mexican States Government 2.50% 2020[9]	54,458	3,187
United Mexican States Government 2.00% 2022[9]	27,229	1,525
United Mexican States Government 4.00% 2040[9]	29,408	1,841
United Mexican States Government, Series M, 5.00% 2017	25,900	1,522
United Mexican States Government, Series M, 6.50% 2021	152,400	9,351
United Mexican States Government, Series M20, 10.00% 2024	74,500	5,589
United Mexican States Government, Series M, 5.75% 2026	100,000	5,779
United Mexican States Government Global 3.60% 2025	$19,911	20,284
United Mexican States Government Global 4.125% 2026	11,305	11,899
New World Fund — Page 9 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States Government Global, Series A, 5.625% 2017	$6,250	$6,447
United Mexican States Government Global, Series A, 4.00% 2023	26,150	27,457
United Mexican States Government Global, Series A, 6.05% 2040	778	925
Venezuela (Republic of) 12.75% 2022[7]	2,495	1,170
Venezuela (Republic of) 11.75% 2026	1,810	778
Venezuela (Republic of) 9.25% 2027	5,710	2,462
Venezuela (Republic of) 11.95% 2031[7]	1,800	774
Venezuela (Republic of) 8.25% 2024	1,250	473
Zambia (Republic of) 8.97% 2027[4,7]	34,010	28,228
		1,152,284
Corporate bonds & notes 1.38% Energy 0.75%
Ecopetrol SA 5.875% 2023	1,805	1,810
Ecopetrol SA 5.875% 2045	9,535	7,803
Gazprom OJSC 9.25% 2019	9,975	11,474
Gazprom OJSC 6.51% 2022[4]	5,410	5,869
Gazprom OJSC, Series 9, 6.51% 2022	17,200	18,659
Genel Energy Finance 3 Ltd. 7.50% 2019[4]	9,600	7,008
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[4,7]	314	68
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	4,800	4,896
Petrobras Global Finance Co. 4.375% 2023	8,505	6,700
Petrobras Global Finance Co. 6.25% 2024	18,652	16,320
Petrobras Global Finance Co. 6.85% 2115	12,840	9,566
Petrobras International Finance Co. 5.375% 2021	8,200	7,311
Petróleos Mexicanos 6.375% 2021[4]	6,320	6,840
Petróleos Mexicanos 3.50% 2023	3,975	3,702
Petróleos Mexicanos 4.875% 2024	2,850	2,846
Petróleos Mexicanos 6.875% 2026[4]	11,490	12,708
Petróleos Mexicanos 7.47% 2026	MXN73,750	3,732
Petróleos Mexicanos 6.50% 2041	$4,400	4,413
Petróleos Mexicanos 5.50% 2044	13,560	12,001
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,7]	1,115	887
YPF Sociedad Anónima 8.75% 2024[7]	10,000	10,475
YPF Sociedad Anónima 8.50% 2025[4]	8,385	8,668
Zhaikmunai LP 7.125% 2019[4]	11,000	9,267
		173,023
Financials 0.17%
BBVA Bancomer SA 6.50% 2021[4]	3,275	3,593
Export Credit Bank of Turkey 5.375% 2021[4]	7,255	7,472
HSBK (Europe) BV 7.25% 2021[4]	11,150	11,446
SB Capital SA 5.40% 2017	5,950	6,113
SB Capital SA 5.25% 2023[4]	5,000	4,863
VEB Finance Ltd. 6.902% 2020	5,300	5,584
		39,071
Telecommunication services 0.13%
Digicel Group Ltd. 8.25% 2020[4]	6,500	5,964
Digicel Group Ltd. 6.00% 2021[4]	6,285	5,782
Digicel Group Ltd. 7.125% 2022[4]	4,075	3,336
MTS International Funding Ltd. 8.625% 2020	13,200	15,314
		30,396
New World Fund — Page 10 of 13

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.10%	Principal amount (000)	Value (000)
CEMEX SAB de CV 5.378% 2018[4,10]	$12,000	$12,390
Vale Overseas Ltd. 6.875% 2036	2,250	2,031
Vale Overseas Ltd. 6.875% 2039	9,725	8,582
Vale SA 5.625% 2042	250	199
		23,202
Utilities 0.08%
Comision Federal de Electricidad 6.125% 2045[4]	10,450	10,659
Eskom Holdings Ltd. 5.75% 2021[4]	7,900	7,479
		18,138
Consumer discretionary 0.07%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,452
Myriad International Holdings 6.00% 2020	$12,175	13,328
		14,780
Industrials 0.05%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	4,862
Brunswick Rail Finance Ltd. 6.50% 2017[4]	9,345	4,345
Lima Metro Line Finance Ltd. 5.875% 2034[4,7]	3,035	3,129
		12,336
Consumer staples 0.03%
Brasil Foods SA 4.75% 2024[4]	5,600	5,453
Total corporate bonds & notes		316,399
U.S. Treasury bonds & notes 0.07% U.S. Treasury 0.07%
U.S. Treasury 0.875% 2017[11]	16,950	16,996
Total U.S. Treasury bonds & notes		16,996
Total bonds, notes & other debt instruments (cost: $1,483,326,000)		1,485,679
Short-term securities 11.26%
ANZ New Zealand (International) Ltd. 0.93% due 10/17/2016[4]	14,500	14,444
Australia & New Zealand Banking Group, Ltd. 0.55% due 5/3/2016[4]	66,000	65,998
Bank of Montreal 0.65% due 5/9/2016	50,000	50,003
Bank of Nova Scotia 0.49%–0.98% due 5/12/2016–12/19/2016[4]	73,195	73,044
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.42% due 5/10/2016	48,100	48,096
BNP Paribas Finance Inc. 0.29% due 5/2/2016	45,000	44,999
Federal Home Loan Bank 0.30%–0.40% due 5/13/2016–6/8/2016	334,500	334,442
GlaxoSmithKline Finance PLC 0.55% due 7/19/2016[4]	47,100	47,049
John Deere Canada ULC 0.40%–0.42% due 5/12/2016–5/13/2016[4]	67,500	67,490
Kells Funding, LLC 0.47% due 6/1/2016[4]	50,000	49,980
KfW 0.54% due 5/27/2016[4]	46,200	46,186
Liberty Street Funding Corp. 0.50%–0.62% due 5/17/2016–6/13/2016[4]	119,500	119,467
Mitsubishi UFJ Trust and Banking Corp. 0.70% due 5/4/2016[4]	80,700	80,698
Mizuho Bank, Ltd. 0.60% due 5/18/2016–7/14/2016[4]	197,800	197,663
Nordea Bank AB 0.61% due 6/1/2016–6/2/2016[4]	211,700	211,616
Old Line Funding, LLC 0.74% due 9/12/2016[4]	20,000	19,946
Québec (Province of) 0.41% due 5/24/2016[4]	135,900	135,865
Rabobank Nederland NV 0.63%–0.64% due 5/3/2016–5/9/2016	166,200	166,191
Royal Bank of Canada 0.71% due 6/13/2016	100,000	99,957
New World Fund — Page 11 of 13

unaudited
Short-term securities	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 0.46%–0.60% due 6/7/2016–7/13/2016[4]	$132,700	$132,587
Svenska Handelsbanken Inc. 0.64%–0.83% due 7/8/2016–10/17/2016[4]	93,200	92,974
Thunder Bay Funding, LLC 0.61% due 5/20/2016[4]	50,000	49,987
Toronto-Dominion Holdings USA Inc. 0.49%–0.93% due 5/19/2016–9/22/2016[4]	93,800	93,734
Total Capital Canada Ltd. 0.42%–0.60% due 6/21/2016–7/21/2016[4]	152,000	151,837
Toyota Credit Canada Inc. 0.55%–0.68% due 6/3/2016–7/19/2016	50,000	49,963
U.S. Treasury Bills 0.51% due 6/9/2016	50,000	49,994
Victory Receivables Corp. 0.48% due 5/19/2016[4]	70,000	69,983
Westpac Banking Corp. 0.87% due 10/19/2016[4]	24,000	23,901
Total short-term securities (cost: $2,587,838,000)		2,588,094
Total investment securities 99.92% (cost: $20,417,969,000)		22,962,319
Other assets less liabilities 0.08%		18,431
Net assets 100.00%		$22,980,750
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $253,067,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 4/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	6/3/2016	JPMorgan Chase	$9,058	£6,294	$(140)
British pounds	6/14/2016	Citibank	$18,728	£13,135	(467)
British pounds	7/7/2016	Citibank	$7,234	£4,945	7
Colombian pesos	5/10/2016	Bank of America, N.A.	$7,043	COP21,932,300	(643)
Euros	5/16/2016	Bank of America, N.A.	$27,631	€24,181	(72)
Euros	5/19/2016	HSBC Bank	$2,963	€2,625	(44)
Euros	6/13/2016	HSBC Bank	$5,243	€4,600	(31)
Euros	6/15/2016	HSBC Bank	$4,042	€3,575	(57)
Euros	6/15/2016	HSBC Bank	$4,060	€3,591	(58)
Indian rupees	5/12/2016	JPMorgan Chase	$31,343	INR2,100,000	(236)
Japanese yen	6/8/2016	UBS AG	$37,707	¥4,128,000	(1,131)
Japanese yen	6/14/2016	Citibank	$8,899	¥966,000	(192)
Japanese yen	6/20/2016	Bank of America, N.A.	$6,053	¥660,000	(160)
Mexican pesos	5/9/2016	Barclays Bank PLC	$12,834	MXN227,100	(353)
South African rand	5/9/2016	UBS AG	$7,523	ZAR114,500	(503)
South African rand	5/19/2016	JPMorgan Chase	$8,846	ZAR130,000	(247)
Thai baht	5/9/2016	JPMorgan Chase	$5,619	THB200,260	(113)
Turkish lira	5/17/2016	Citibank	$7,384	TRY21,100	(120)
New World Fund — Page 12 of 13

unaudited
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 4/30/2016 (000)
			Receive (000)	Deliver (000)
Turkish lira	6/15/2016	Bank of America, N.A.	$5,930	TRY17,150	$(118)
Turkish lira	6/28/2016	JPMorgan Chase	$3,953	TRY11,450	(69)
					$(4,747)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $13,020,598,000, which represented 56.66% of the net assets of the fund. This amount includes $12,423,132,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,268,903,000, which represented 9.87% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Coupon rate may change periodically.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $1,236,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
BRL = Brazilian reais
£ = British pounds
CDI = CREST Depository Interest
COP = Colombian pesos
€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
HUF = Hungarian forints
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
PHP = Philippine pesos
RUB = Russian rubles
THB = Thai baht
TRY = Turkish lira
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-0616O-S49219	New World Fund — Page 13 of 13

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2016